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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

          SECURITY AGREEMENT, dated as of February 15, 2006, made by each of the Grantors referred to below in favor of PLKS Funding, LLC, a Delaware limited liability company, in its capacity as agent for the Lenders (as such term is defined below) party to the Financing Agreement referred to below (in such capacity, together with its successors and permitted assigns, the "Agent").

                                   WITNESSETH:

          WHEREAS, Lakes Entertainment, Inc., a Minnesota corporation (the "Parent"), the subsidiaries of the Parent listed as a "Borrower" on the signature pages thereto (together with the Parent, each a "Borrower" and collectively, the "Borrowers"), each other subsidiary of the Parent that becomes a "Guarantor" in accordance with the terms thereof (collectively, the "Guarantors" and, together with the Borrowers, each a "Grantor" and collectively the "Grantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), and the Agent are parties to a Financing Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement");

          WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make certain loans (each a "Loan" and collectively, the "Loans"), to the Borrowers in an aggregate principal amount at any one time outstanding not to exceed the Total Commitment (as defined in the Financing Agreement);

          WHEREAS, it is a condition precedent to the Lenders making any Loan and providing any other financial accommodation to the Borrowers pursuant to the Financing Agreement that each Grantor shall have executed and delivered to the Agent a security agreement providing for the grant to the Agent for the benefit of the Agent and the Lenders of a security interest in all personal property of such Grantor except as may be excepted in the Loan Documents;

          WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

          WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and provide other financial accommodations to the Borrowers pursuant to the Financing Agreement, the Grantors hereby jointly and severally agree with the Agent, for the benefit of the Lenders, as follows:

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          SECTION 1. Definitions.

          (a) Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Financing Agreement or in Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine.

          (b) The following terms shall have the respective meanings provided for in the Code: "Accounts", "Cash Proceeds", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Commodity Contracts", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", "Security Account", "Software", and "Supporting Obligations".

          (c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

               "Agreement" means this Security Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

               "Copyright Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

               "Copyrights" means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

               "Excluded Accounts" means (i) Deposit Accounts specially and exclusively used for petty cash (provided that the aggregate balance of the funds on deposit in all such petty cash Deposit Accounts shall not exceed $25,000), payroll, payroll taxes and other


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employee wage and benefit payments to or for the benefit of a Grantor's salaried employees, (ii) the Pokagon Account, and (iii) any Deposit Account in which the average monthly cash deposits do not exceed $100,000.

               "Excluded Debt" is defined in the Pledge Agreement.

               "Indian Gaming Authority" is defined in the Pledge Agreement.

               "Intellectual Property" means the Copyrights, Trademarks and Patents.

               "Licenses" means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

               "Patent Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

               "Patents" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

               "Trademark Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

               "Trademarks" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar


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office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

          SECTION 2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Grantor hereby pledges to the Agent, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in, all personal property of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, the following:

          (a) all Accounts;

          (b) all Chattel Paper (whether tangible or electronic);

          (c) the Commercial Tort Claims specified on Schedule VI hereto;

          (d) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of any Agent or any Lender or any affiliate, representative, agent or correspondent of the Agent or any Lender;

          (e) all Documents;

          (f) all Equipment;

          (g) all Fixtures;

          (h) all General Intangibles (including, without limitation, all Payment Intangibles and any Grantor's option to purchase real property);

          (i) all Goods;

          (j) all Instruments (including, without limitation, Promissory Notes);

          (k) all Inventory;

          (l) all Investment Property;

          (m) all Copyrights, Patents and Trademarks, and all Licenses;

          (n) all Letter-of-Credit Rights;

          (o) all Supporting Obligations;

          (p) all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts


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and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession of or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this
Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

          (q) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral; in each case howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise) provided, however, that the interest of any Grantor in the following shall not be included as Collateral:

               (i) the Pokagon Account and other Excluded Accounts;

               (ii) any rights or interests in any contract with an Indian Tribe, the valid grant or enforcement of a security interest or lien therein to the Agent (A) would give such Indian Tribe a legally enforceable right to terminate its obligations thereunder, (B) is prohibited by the terms thereof and such prohibition has not been waived or cannot be waived under applicable law,
(C) requires the consent of the other party to such contract and such consent, to the extent required by the terms thereof, has not been obtained, or (D) requires the review or approval of applicable Indian Gaming Authority which has not been obtained (but, for the avoidance of doubt, it is understood that the Lien granted herein on such Grantor's right to receive payments with respect to any such rights or interests (the "Payment Rights") shall be included as Collateral whether or not the grant of such right is permitted under such contract with such Indian Tribe, provided that in no event will the Agent be permitted to assume any other rights of a Grantor under any such contract, and provided further that such Lien in the Payment Rights shall not be enforceable against or otherwise impose any duty or obligation on such Indian Tribe.

               (iii) the Capital Stock of any Excluded Subsidiary, Excluded Debt (as defined in the Pledge Agreement), and any other Collateral or proceeds expressly excluded in or by the terms of the Pledge Agreement, and

               (iv) the Lease Intended As Security, dated as of December 3, 1999, between Banc of America Leasing & Capital, LLC, 30084 and Lakes Gaming, Inc., a Minnesota corporation, as amended, and all aircraft described in that lease, as amended.


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          SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

          (a) the punctual payment by each Grantor, as and when due and payable (whether by stated maturity, by acceleration or otherwise), of all amounts from time to time owing by it in respect of the Financing Agreement and the other Loan Documents, including, without limitation, (i) all principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Loan Party, irrespective of whether a claim therefor is allowed in such Insolvency Proceeding), (ii) in the case of a Guarantor, all amounts from time to time owing by such Guarantor in respect of its guaranty made pursuant to Article X of the Financing Agreement or under any other Guaranty to which it is a party, including all obligations guaranteed by such Guarantor and (iii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

          (b) the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Loan Documents.

          SECTION 4. Representations and Warranties. Each Grantor jointly and severally represents and warrants (but to the extent any representation or warranty in this Section 4 is substantively the same as a representation or warranty contained in Article V of the Financing Agreement and such representation or warranty is qualified by a materiality or other qualifier in the Financing Agreement, such representation or warranty herein shall be subject to the same materiality or other qualifier as in Article V of the Financing Agreement) as follows:

          (a) Schedule I hereto sets forth (i) the exact legal name of each Grantor and (ii) the organizational identification number of each Grantor or states that no such organizational identification number exists.

          (b) Each Grantor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and/or in good standing (as applicable) under the laws of the state or jurisdiction of its organization as set forth on Schedule I hereto, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing (except in the case of Louisiana where a dispute regarding taxes is currently ongoing and as to which the aggregate tax liability shall not exceed an amount indicated in Section 5.01(k) of the Financing Agreement) in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

          (c) The execution, delivery and performance by each Grantor of this Agreement and each other Loan Document to which such Grantor is or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-


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laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any Material Contract binding on or otherwise affecting such Grantor or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

          (d) This Agreement is, and each other Loan Document to which any Grantor is or will be a party, when executed and delivered, will be, a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

          (e) Except as disclosed in Schedule 5.01(f) to the Financing Agreement, there is no pending or, to the best knowledge of any Grantor, threatened action, suit, proceeding or claim affecting any Grantor or its properties, before any Governmental Authority or any arbitrator, or any order, judgment or award by any Governmental Authority or arbitrator, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights or remedies hereunder in any manner other than a de minimus amount.

          (f) All Federal and foreign and all state and local tax returns and other reports required by applicable law to be filed by any Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Grantor or any property of such Grantor (including, without limitation, all federal income and social security taxes on employee's wages and all sales taxes) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings (including in the case of Louisiana where a dispute regarding taxes is currently ongoing and as to which the aggregate tax liabilities with penalties shall not exceed an amount indicated in Section 4.01(d)(xii) of the Financing Agreement) which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

          (g) All Equipment, Fixtures, Goods and Inventory now existing are, and all Equipment, Fixtures, Goods and Inventory hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). Each Grantor's chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto. None of the Accounts is evidenced by Promissory Notes or other Instruments other than Promissory Notes and Instruments delivered to the Agent pursuant to the terms of the Pledge Agreement except to the extent they may constitute Excluded Debt. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by each


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Grantor and (ii) the name of, and each trade name used by, each Person from which such Grantor has acquired any substantial part of the Collateral within four months prior to the date hereof.

          (h) Each Grantor has delivered to the Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the Licenses material to such Grantor's business and existing on the date of this Agreement. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its Affiliates in respect thereof. Each such License now existing is, and each other License which is material to such Grantor's business will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default by any Grantor, or, to the best knowledge of each Grantor, any other party thereto has occurred under any such License, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

          (i) The Grantors own and control, or otherwise possess adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, and rights of publicity necessary to conduct their business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all Intellectual Property and Licenses owned or used by each Grantor as of the date hereof which are material to such Grantor's business. All such Intellectual Property is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part. Except as set forth in Schedule II, no such Intellectual Property is the subject of any licensing or franchising agreement. No Grantor has any knowledge of any conflict with the rights of others to any Intellectual Property, and, to the best knowledge of each Grantor, no Grantor is now infringing or in conflict with any such rights of others in any material respect and no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by any Grantor. No Grantor has received any written notice that it is violating or has violated in any material respect, the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

          (j) The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Lien created by this Agreement and
(ii) the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Agent relating to this Agreement and (B) such as may have been filed to perfect or protect any Permitted Lien.

          (k) The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or any Material Contract and will not result in, or require the creation of, any Lien upon or with respect to any of its properties.


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          (l) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or
(ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the Intellectual Property, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to the Intellectual Property and Licenses, (D) with respect to any action that may be necessary to obtain control in Collateral described in Sections 5(i) and 5(k) hereof, the taking of such action and (E) the taking possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral.

          (m) This Agreement creates in favor of the Agent for the benefit of the Agent and the Lenders a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The Agent's having possession of all Instruments, Documents, Chattel Paper and cash constituting Collateral and obtaining control of all Collateral described in Sections 5(i) and 5(k) hereof and the Pledge Agreement from time to time, the recording of the appropriate Assignment for Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the financing statements described in Schedule V hereto and, with respect to the Intellectual Property hereafter existing and not covered by an appropriate Assignment for Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the Permitted Liens and the taking of actions described in this Section 5(m). Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for (i) the Agent's having possession of Instruments, Documents, Chattel Paper and cash constituting Collateral after the date hereof, (ii) the Agent obtaining control of any Collateral described in Sections 5(i) and 5(k) of this Agreement after the date hereof, and (iii) the other filings and recordations described in Section 4(l) hereof.

          (n) As of the date hereof, no Grantor holds any Commercial Tort Claims or is aware of any such pending claims, except for such claims described in
Schedule VI.

          (o) The partnership interests or membership interests of each Grantor (other than the Parent) in each of its Subsidiaries that is a partnership or a limited liability company are not (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of Section 8-103 of any relevant Uniform Commercial Code and (iv) evidenced by a certificate. Such partnership interests or membership interests constitute General Intangibles.


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          SECTION 5. Covenants as to the Collateral. So long as any of the
Obligations shall remain outstanding and all Commitments shall not have expired or terminated, unless the Agent shall otherwise consent in writing:

          (a) Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order to (i) enable the Agent to perfect and protect the security interest purported to be created hereby; (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper, Licenses and Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by Promissory Notes or other Instruments or Chattel Paper, delivering and pledging to the Agent hereunder such Promissory Notes (as provided in the Pledge Agreement), Instruments or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Agent's security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Agent, which such written acknowledgement shall be in form and substance reasonably satisfactory to the Agent, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, immediately notifying the Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent, and (G) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

          (b) Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof) at one or more of the locations specified therefor in Section 4(g) hereof or, upon not less than 20 days' prior written notice to the Agent accompanied by a new
Schedule III hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States or Canada, as the Grantors may elect, provided that (i) all action has been taken to grant to the Agent a perfected, first priority security interest in such Equipment and Inventory (subject only to Permitted Liens), and (ii) the Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.


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          (c) Condition of Equipment. Each Grantor will maintain or cause the
Equipment which is necessary to the proper conduct of its business to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment promptly after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Agent may request to such end. Each Grantor will promptly furnish to the Agent a statement describing in reasonable detail any loss or damage in excess of $50,000 to any such Equipment.

          (d) Taxes, Etc. Each Grantor jointly and severally agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent otherwise provided in the Financing Agreement.

          (e) Insurance.

               (i) Each Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to all of its properties, including, without limitation, its Equipment and Inventory and all real properties leased or owned by it in such amounts, against such risks, in such form as is required by the Credit Agreement.

               (ii) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory, any proceeds of insurance maintained by a Grantor pursuant to this Section 5(e) shall be paid to the Agent for the benefit of the Agent and the Lenders in accordance with the terms of the Financing Agreement.

               (iii) Upon the occurrence and during the continuance of an Event of Default or upon any insurance payment in respect of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Agent for the benefit of the Agent and the Lenders and applied as specified in Section 7(b) hereof.

          (f) Provisions Concerning the Accounts and the Licenses.

               (i) No Grantor shall change (A) its name, organizational identification number or FEIN, or (B) its jurisdiction of incorporation as set forth in Section 4(b) hereof, except that a Grantor may (x) change its name, organizational identification number or FEIN or its jurisdiction of incorporation in connection with a transaction permitted by Section 6.02(c) of the Financing Agreement and (y) change its name upon at least 30 days' prior written notice by the Administrative Borrower to the Agent of such change and so long as, at the time of such written notification, such Person provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens. Each Grantor shall (x) immediately notify the Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (y) keep adequate records concerning the Accounts and

Chattel Paper and permit representatives of the Agent pursuant to the terms of the Financing Agreement to inspect and make abstracts from such Records and Chattel Paper.

               (ii) Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts in accordance with its usual business practices and the terms of the Loan Documents. In connection with such collections, each Grantor may (and upon the occurrence and during the continuance of an Event of Default, at the Agent's direction, will) take such action as such Grantor or (after the occurrence and during the continuance of an Event of Default) the Agent, as the case may be, deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Agent that the Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (i) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (ii) if an Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Agent or its designated agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Agent or its designated agent shall (in the sole and absolute discretion of the Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

               (iii) Upon the occurrence and during the continuance of any breach or default under any License described in Schedule II hereto by any party thereto other than a Grantor, (A) the relevant Grantor will, promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) no Grantor will, without the prior written consent of the Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) after the occurrence and during the continuance of an Event of Default, each Grantor will, upon written instructions from the Agent and at such Grantor's expense, take such action as the Agent may deem necessary or advisable in respect thereof.

               (iv) Each Grantor will, at its expense, promptly deliver to the Agent a copy of each notice or other communication received by it by which any other party to any License referred to in Schedule II hereto which purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

               (v) Each Grantor will exercise promptly and diligently each and every right which it may have under each License described in Schedule II hereto (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each such License and will take all action necessary to maintain such Licenses in full force and effect. No Grantor will, without the prior written consent of the Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any such License.

          (g) Transfers and Other Liens.

               (i) Except to the extent expressly permitted by Section 6.02(c) or 7.04 of the Financing Agreement, no Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.

               (ii) Except to the extent expressly permitted by the Financing Agreement or hereunder, no Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral.

          (h) Intellectual Property.

               (i) If applicable, each Grantor has duly executed and delivered the applicable Assignment for Security in the form attached hereto as Exhibit A. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement, (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement or (D) that is not material to the business of any Grantor or any line of business of any

Grantor. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall (x) in the case of any Intellectual Property described in Schedule II hereto, upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Agent and (y) to the extent the Grantors shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem appropriate under the circumstances to protect such Intellectual Property. Each Grantor shall furnish to the Agent, from time to time upon the Agent's request (which, unless an Event of Default has occurred and is continuing, shall be made no more frequently than quarterly), statements and schedules further identifying and describing the Intellectual Property and Licenses, and such other reports in connection with the Intellectual Property and Licenses as the Agent may reasonably request, all in reasonable detail. Following receipt by the Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedule II hereto to include any Intellectual Property or License, as the case may be, which becomes part of the Collateral under this Agreement, and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable business judgment of the Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

               (ii) Upon request of the Agent, each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of all Commitments, the indefeasible repayment of all of the Obligations in full and the termination of each of the Loan Documents. In the event that any Grantor shall (A) obtain rights to any new Trademarks necessary for the operation of its business, or any reissue, renewal or extension of any existing Trademark necessary for the operation of its business, (B) obtain rights to or develop any new patentable inventions, or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any existing Patent or any improvement thereof (whether pursuant to any license or otherwise), (C) obtain rights to or develop any new works protectable by Copyright, or become entitled to the benefit of any rights with respect to any Copyright or any registration or application therefor, or any renewal or extension of any existing Copyright or any registration or application therefor, or (D) obtain rights to or develop new other Intellectual Property, the provisions of Section 2 hereof shall automatically apply thereto and such Grantor shall give to the Agent prompt notice thereof in accordance with the terms of this Agreement and the Financing Agreement. Except as otherwise provided herein or in the Financing Agreement each Grantor, either itself or through any agent, employee, licensee or designee, shall give the Agent written notice of each application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof.

          (i) Deposit, Commodities and Securities Accounts. Prior to the date hereof, each Grantor shall cause each bank and other financial institution referred to in Schedule IV hereto to execute and deliver to the Agent a control agreement, in form and substance reasonably satisfactory to the Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Agent, (iii) any right of set off, banker's Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Agent and (iv) upon receipt of written notice from the Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it. Unless an Event of Default shall have occurred and be continuing, the Agent shall not originate any instructions or give any notice to any such bank or financial institution under any such control agreement, including but not limited to, instructions, the effect of which would be to (x) direct the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor or (y) direct such bank or financial institution to send to the Agent by wire transfer all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it. Without the prior written consent of the Agent, no Grantor shall make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto. The provisions of this paragraph 5(i) shall not apply to (i) Deposit Accounts for which the Agent is the depositary, or (ii) Excluded Accounts.

          (j) [Intentionally Omitted].

          (k) Control. Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Agent may request in order for the Agent to obtain control in accordance with the Pledge Agreement, the Security Agreement and with Sections 9-104, 9-105,

9-106, and 9-107 of the Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Electronic Chattel Paper, (iii) Investment Property and
(iv) Letter-of-Credit Rights.

          (l) Inspection and Reporting. Each Grantor shall permit the Agent or any agents or representatives thereof or such professionals or other Persons as the Agent and the Lenders may designate (i) to examine and make copies of and abstracts from such Grantor's records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor from time to time, (iv) to conduct audits, physical counts, appraisals and/or valuations, Phase I ESAs and Phase II Environmental Site Assessments or examinations at the locations of such Grantor and (v) to discuss such Grantor's affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives, in each case as provided in the Financing Agreement.

          (m) Partnership and Limited Liability Company Interest. No Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such partnership interests or membership interests to (i) be dealt in or traded on securities exchanges or in securities markets, (ii) become a security for purposes of Article 8 of any relevant Uniform Commercial Code,
(iii) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) be evidenced by a certificate. Each Grantor agrees that such partnership interests or membership interests shall constitute General Intangibles.

          SECTION 6. Additional Provisions Concerning the Collateral.

          (a) Each Grantor hereby (i) authorizes the Agent at any time and from time to time to file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of such Grantor or words of similar effect and that contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, and (ii) ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements, or amendments thereto prior to the date hereof. Each Grantor agrees to furnish any such information to the Agent promptly upon request.

          (b) Each Grantor hereby irrevocably appoints the Agent as its attorney-in-fact and proxy (exercisable after the occurrence and during continuance of an Event of Default), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under this Agreement), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Agent for the benefit of the Agent and Lenders pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or
(ii) above, (iv) to file any claims or
take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent and the Lenders with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Agent and the Lenders with respect to any Collateral. This power is coupled with an interest and is irrevocable until the termination of all Commitments and the indefeasible repayment of all of the Obligations in full.

          (c) For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor and following the occurrence and during continuance of an Event of Default) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Financing Agreement that limit the right of a Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, each Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor's judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the termination of all Commitments and the indefeasible payment in full of the all of the Obligations, the Agent (subject to Section 10(e) hereof) shall release and reassign to the Grantors all of the Agent's right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever and at the Grantor's sole expense. The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause
(c). Each Grantor hereby releases the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

          (d) If any Grantor fails to perform any agreement contained herein as and when required, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 8 hereof and shall be secured by the Collateral.

          (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing (except as it may be limited in the Pledge Agreement):

          (a) The Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may
(i) take absolute control of the Collateral, including, without limitation, transfer into the Agent's name or into the name of its nominee or nominees (to the extent the Agent has not theretofore done so) and thereafter receive, for the benefit of the Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent that is reasonably convenient to both parties, and the Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least 10 days' prior notice to a Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that
(i) any such sale of the Collateral by the Agent shall be made without warranty,
(ii) the Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and
(ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (i) upon notice to any Grantor from the Agent, each Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Agent may, at any time and from time to time, upon 10 days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (iii) the Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

          (b) Any cash held by the Agent as Collateral and all Cash Proceeds received by the Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 8 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect, consistent with the provisions of the Financing Agreement. Any surplus of such cash or Cash Proceeds held by the Agent and remaining after termination of all Commitments and the indefeasible payment in full of all of the Obligations, shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

          (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

          (d) Each Grantor hereby acknowledges that if the Agent complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

          (e) The Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

          SECTION 8. Indemnity and Expenses.

          (a) Each Grantor jointly and severally agrees to defend, protect, indemnify and hold each Indemnitee harmless from and against any and all damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs and expenses of counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement); provided, however, that the Grantors shall not have any obligation under this
Section 8(a) to any Indemnitee caused by such Person's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Grantor jointly and severally agrees to pay to the Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agent), which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

          SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered by hand, Federal Express or other reputable overnight courier, if to a Grantor, to it in care of the Administrative Borrower at its address specified in the Financing Agreement and if to the Agent, to it at its address specified in the Financing Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (a) if sent by certified mail, postage prepaid and return receipt requested, when received or 3 days after deposited in the mails, whichever occurs first, (b) if telecopied, when transmitted and confirmation received, or (c) if delivered by hand, Federal Express or other reputable overnight courier, upon delivery.

          SECTION 10. Security Interest Absolute. All rights of the Agent and the Lenders, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Financing

Agreement or any other Loan Document, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (c) any exchange or release of (except to the extent of such release), or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Obligations other than payment in full of all Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

          SECTION 11. Miscellaneous.

          (a) No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (A) the indefeasible payment in full of all of the Obligations and (B) after the termination of all Commitments and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Agent and the Lenders may assign or otherwise transfer their rights and obligations under this Agreement and any other Loan Document in accordance with the provisions of the Financing Agreement, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise. Upon any such permitted assignment or transfer, all references in this Agreement to any such Agent or any such Lender shall mean the assignee of such Agent or such Lender. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

          (e) Upon the satisfaction in full of the Obligations and the termination of all Commitments, (i) this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Agent will, upon the Grantors' request and at the Grantors' expense, without any representation, warranty or recourse whatsoever, (A) return to the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and
(B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

          (f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (g) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

          (h) EACH OF THE GRANTORS (AND BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT, THE AGENT) WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF

DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

          (i) Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address provided herein, such service to become effective 10 days after such mailing.

          (j) Nothing contained herein shall affect the right of the Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

          (k) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          (l) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (m) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart.

          (n) All of the obligations of the Grantors hereunder are joint and several. The Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        GRANTORS:

                                        LAKES ENTERTAINMENT, INC.


                                        By: /S/ Timothy J. Cope
                                            ------------------------------------
                                        Name: Timothy J. Cope
                                        Title: President and Chief Financial
                                               Officer


                                        BORDERS LAND COMPANY, LLC
                                        GREAT LAKES GAMING OF MICHIGAN, LLC
                                        LAKES CLOVERDALE, LLC
                                        LAKES GAMING AND RESORTS, LLC
                                        LAKES GAME DEVELOPMENT, LLC
                                        LAKES GAMING-MISSISSIPPI, LLC
                                        LAKES IOWA CONSULTING, LLC
                                        LAKES IOWA MANAGEMENT, LLC
                                        LAKES JAMUL, INC.
                                        LAKES JAMUL DEVELOPMENT, LLC
                                        LAKES KAR SHINGLE SPRINGS, L.L.C.
                                        LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA,
                                           L.L.C.
                                        LAKES KICKAPOO CONSULTING, LLC
                                        LAKES KICKAPOO MANAGEMENT, LLC
                                        LAKES NIPMUC, LLC
                                        LAKES PAWNEE CONSULTING, LLC
                                        LAKES PAWNEE MANAGEMENT, LLC
                                        LAKES POKER TOUR, LLC
                                        LAKES SHINGLE SPRINGS, INC.


                                        By: /S/ Timothy J. Cope
                                            ------------------------------------
                                        Name: Timothy J. Cope
                                        Title: Chief Financial Officer of each
                                               of the above listed entities.